UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

 December 30, 2016

GLOBAL TECH INDUSTRIES GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000 - 10210	83-0250943
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
511 Sixth Avenue, Suite #800 New York, NY 10011
 (Address of principal executive offices)

212-204-7926
 (Registrant's telephone number, including area code)

___N/A___
(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2016, Global Tech Industries Group, Inc. (“GTII”), formerly known as Tree Top Industries, Inc. (OTC: TTII), a Nevada corporation, executed a stock purchase agreement (the “Agreement”), which was signed and closed in Hong Kong, with GoFun Group, Ltd. through its wholly owned subsidiary Go F & B Holdings, Ltd. GoFun Group, Ltd. is a privately held company running a casual dining restaurant business, based in Hong Kong. Pursuant to the Agreement, GTII acquired all of the issued and outstanding capital stock of of Sky Sovereign (F&B) Ltd., Heartful Blessing Catering Investment Ltd., Shichirin Food & Beverage Corporation Ltd. and Go Inside Kitchen Ltd. for up to 73% of the issued and outstanding shares of GTII.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 30, 2016, GTII acquired all of the issued and outstanding capital stock of Sky Sovereign (F&B) Ltd., Heartful Blessing Catering Investment Ltd., Shichirin Food & Beverage Corporation Ltd. and Go Inside Kitchen Ltd. Sky Sovereign (F & B), Ltd. is located in a shopping mall near a large stadium where events are held on a regular basis. This business is dependent to a large extent on the traffic around the stadium on any given day. The Heartful Blessing Catering Investment Ltd. property is located in To Kwa Wan which is a residential district with some offices nearby. This is a traditional Hong Kong Style Restaurant where Hong Kong people congregate. The Shichirin Food & Beverage Corporation Ltd. is located in Causeway Bay, the most popular shopping area in Hong Kong and caters to working people in the immediate vicinity. The theme of the property is an “all you can eat Japanese barbecue buffet including sashimi and sushi”. The Go Inside Kitchen, Ltd. property is located in a factory close to Kwun Tong. This restaurant serves western food and desserts, as well as welcoming private parties.

The aforementioned companies (the “Companies”) were acquired from Go F&B Holdings Ltd. (the “Seller”), a subsidiary of GoFun Group, Ltd., for 10% of the issued and outstanding shares of common stock of GTII, as of December 30, 2016. Additionally, the Seller may acquire up to an additional 63% of the issued and outstanding shares of common stock of GTII as of December 30, 2016, if certain thresholds, as described in Exhibit 10.1, are met.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
10.1
Stock Purchase Agreement, dated December 30, 2016, by and among Global Tech Industries Group, Inc. through its subsidiary GT International, Inc. and GoFun Group, Ltd., through its subsidiary Go F& B Holdings, Ltd.

11.1
Audited Financial Statements of the Acquired Entities for the Years ended December 31, 2015 and 2014, and Unaudited Financial Statements of the Acquired Entities for the Period ended September 30, 2016

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 5, 2017

GLOBAL TECH INDUSTRIES GROUP, INC. /S/ David Reichman —————————————— By: David Reichman Title: Chairman and CEO

EXHIBIT INDEX

Exhibit No.	Document Description
10.1
Stock Purchase Agreement, dated December 30, 2016, by and among Global Tech Industries Group, Inc. through its subsidiary GT International, Inc. and GoFun Group, Ltd., through its subsidiary Go F& B Holdings, Ltd.

11.1
Audited Financial Statements of the Acquired Entities for the Years ended December 31, 2015 and 2014, and Unaudited Financial Statements of the Acquired Entities for the Period ended September 30, 2016